Exhibit 99.9

ASSIGNMENT AND ASSUMPTION AGREEMENT

           THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement"), dated March 28, 2002, among EMC Mortgage Corporation, a Delaware corporation (the "Assignor"), Bank One, National Association, as trustee (in such capacity the "Trustee") for the holders of Bear Stearns Asset-Backed Securities Trust 2002-1, Asset-Backed Certificates, Series 2002-1 (the "Assignee"), and Wells Fargo Home Mortgage, Inc. (the "Company"):

           For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

           1.  The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser (under and as defined in the Servicing Agreement referred to below), in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the "Mortgage Loans"), and (b) that certain Seller's Warranties and Servicing Agreement, dated as of February 1, 2002, between the Assignor, as Purchaser, and the Company, with respect to WFHM Pools 5294, 5295, 5296, 5297, 5298 and 5299 (the "Servicing Agreement"); provided, however, that the Assignor does not grant, transfer or assign to the Assignee the representations and warranties contained in Section 3.02 of the Servicing Agreement and the related remedies for breach thereof contained in Section 3.03 of the Servicing Agreement and any right of indemnification with respect to Section 8.01 of the Servicing Agreement.

           The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement, which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.

           2.  The Assignor warrants and represents to the Assignee and the Company as of the date hereof:

                a.  Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                b.  The Assignor was the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignee's interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

                c.  There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or the Servicing Agreement;

                d.  The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

                e.  The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

                f.  The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                g.  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

                h.  The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to Section 2.03 of the Servicing Agreement with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents; and

                i.  No event has occurred from the Closing Date to the date hereof which would render the representations and warranties as to the related Mortgage Loans made by the Company in Section 3.02 of the Servicing Agreement to be untrue in any material respect;

           3.  The Trustee, on behalf of the Assignee and not in its individual capacity, warrants and represents to, and covenants with, the Assignor and the Company that:

                a.  The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans on behalf of the Assignee;

                b.  The Trustee has full power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Trustee of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Trustee. This Agreement has been duly executed and delivered by the Trustee on behalf of the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                c.  To the best of the Trustee's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Trustee of this Agreement, or the consummation by it of the transactions contemplated hereby;

                d.  The Trustee, on behalf of the Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Trustee, on behalf of the Assignee, assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans;

                e.  The Trustee, on behalf of the Assignee, understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

                f.  The purchase price being paid by the Assignee, for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

                g.  The Assignee, is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

                h.  The Trustee, on behalf of the Assignee, considers itself a substantial, sophisticated institutional investor having such knowledge and financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

                i.  The Trustee, on behalf of the Assignee, has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

                j.  Neither The Trustee, on behalf of the Assignee, nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, an interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

                k.  Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e) (1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

           4.  Company warrants and represents to, and covenant with, the Assignor and the Assignee as of the date hereof:

                a.  Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                b.  The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreement;

                c.  The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                d.  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

                e.  The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor; and

                f.  There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or the Servicing Agreement.

Recognition of Assignee

           5.  From and after the date hereof, the Company shall recognize the Assignee as owner of the Mortgage Loans, and acknowledges that the Mortgage Loans will be part of a REMIC, and will service the Mortgage Loans in accordance with the Servicing Agreement, but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Assignor, the Company and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

Modification of the Servicing Agreement

           6.  The Company and the Assignor hereby amend the Servicing Agreement as follows:

           The following definition is added to Article I of the Servicing Agreement:

"Assignee: Bank One, National Association, as trustee for the holders of Bear Stearns Asset-Backed Securities Trust 2002-1, Asset-Backed Certificates, Series 2002-1."

          The following are added as the last three paragraphs of Section 4.01 of the Servicing Agreement:

     "Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

     Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event"), and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

     The Servicer shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code."

           7.  Wire Instructions: Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank Minnesota, National Association, ABA# 091-000-019, for credit to SAS Clearing Account# 3970771416, for further credit to BSABS 2002-1, Acct# 12364400. Applicable statements should be mailed to 11000 Broken Land Parkway, Columbia, Maryland 21044 and after May 1, 2002, to 9062 Old Annapolis Road, Columbia, Maryland 21045.

           8.  Notices:

                The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

EMC Mortgage Corporation Mac Arthur Ridge II 909 Hidden Ridge Drive, Suite 200 Irving, Texas 75038 Attention: Ms. Ralene Ruyle Facsimile: (972) 444-2810

                With a copy to:

Bear Stearns Mortgage Capital Corporation 383 Madison Avenue New York, New York 10179 Attention: Baron Silverstein Facsimile: (212) 272-5591

                The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

Bank One, National Association, as trustee 153 West 51st Street, 5th Floor New York, New York 10019 Attention: Corporate Trust, BSABS 2002-1

                The Company's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

Wells Fargo Home Mortgage, Inc. 1 Home Campus Des Moines, Iowa 50328-0001 Attention: General Counsel, MAC X2401-06T

           Miscellaneous:

           9.  Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment and Assumption Agreement.

           10.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           11.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

           12.  This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

           13.  This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee.

           14.  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

           15.  In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

BANK ONE, NATIONAL ASSOCIATION,
  as trustee for the holders of Bear Stearns
  Asset-Backed Securities Trust 2002-1,
  Asset-Backed Certificates, Series 2002-1

By:  /s/  Sandra Whalen
Its:  Vice President

Taxpayer Identification Number:
36-0899825

EMC MORTGAGE CORPORATION By: /s/ Sherri Lauritsen Its: Execuctive Vice President Taxpayer Identification Number: 13-3587347

WELLS FARGO HOME MORTGAGE, INC. By: /s/ Trisha Lowe Its: Vice President

Exhibit A
Mortgage Loans

(Available Upon Request from the Seller)

Exhibit B

COPY OF THE SERVICING AGREEMENT

(Available Upon Request)